Supplement dated June 1, 2012
To The Prospectus Dated April 30, 2012 For

PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY
Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This supplement updates the above-referenced prospectus.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

The purpose of this supplement is to update the prospectus to remove the restriction on Premium payments on or after the first Contract Anniversary, for Contracts purchased in the state of Montana on or after October 11, 2010.

The updates to the prospectus are described below with references to those parts of the prospectus modified by this supplement.

►	Under PURCHASES, in the sub-section titled “Minimum Additional Premiums” on page 57, the third bullet-point is deleted and replaced with the following:

•
You can pay additional Premiums during the accumulation phase unless a specific optional benefit or feature provides limitations; however, Premium will not be accepted on or after the first Contract Anniversary following the Owner’s 85th birthday.  (Premium payments also will not be accepted on or after the first Contract Anniversary for Contracts purchased in the state of Mississippi before April 30, 2012, or in the state of Montana before October 11, 2010.)

►
Under PURCHASES, in the sub-section titled “Contract Enhancements” on page 58, the following sentence in the first paragraph is deleted: “In addition, Premium payments will not be accepted on or after the first Contract Anniversary for Contracts purchased in the state of Montana.”

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